UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2024

BENITEC BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39267	84-4620206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3940 Trust Way, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 780-0819

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BNTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On April 17, 2024, Benitec Biopharma Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional accredited investors named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers in a private placement (the “Private Placement”), (i) an aggregate of 5,749,152 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $4.80 per share and (ii) in lieu of shares of Common Stock to certain Purchasers, pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 2,584,239 shares of Common Stock (the “Warrant Shares”) at a purchase price of $4.7999 per Pre-Funded Warrant (representing the $4.80 per Share purchase price less the exercise price of $0.0001 per Pre-Funded Warrant Share). Each Pre-Funded Warrant has an exercise price of $0.0001 per Pre-Funded Warrant Share. The Pre-Funded Warrants are exercisable at any time after their original issuance and will expire when exercised in full.

Funds affiliated with Suvretta Capital Management, LLC, Adage Capital Partners, L.P. and Franklin Resources Inc., each a beneficial owner of more than 5% of the Company’s Common Stock, participated in the Private Placement.

The Pre-Funded Warrants to be issued in the Private Placement will provide that the holder of the Pre-Funded Warrants will not have the right to exercise any portion of its Pre-Funded Warrants if such holder, together with its affiliates, would beneficially own in excess of 4.99% (or, upon election by such holder, 9.99% or an amount up to 19.99%) of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that a holder may increase or decrease his, her or its Beneficial Ownership Limitation up to, and no higher than, 19.99%, by giving 61 days’ notice to the Company. Pursuant to the terms of the Voting Commitment Agreement (as defined below), the Company has agreed to use its reasonable best efforts to obtain stockholder approval of the exercise of the Pre-Funded Warrants and certain of the Company’s existing warrants and pre-funded warrants in accordance with the rules of the Nasdaq Stock Market, which would eliminate the 19.99% Beneficial Ownership Limitation as further detailed below (see the discussion under “Voting Commitment Agreement”).

The Private Placement is expected to close on April 22, 2024 (the “Closing Date”). The Company is expected to receive aggregate gross proceeds from the Private Placement of approximately $40.0 million, before deducting estimated offering expenses payable by the Company. Leerink Securities LLC and Citizens JMP Securities, LLC are acting as placement agents for the Private Placement.

The foregoing descriptions of the Securities Purchase Agreement and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1 and 4.1 hereto, respectively, and incorporated by reference herein.

Registration Rights Agreement

In connection with the closing of the Private Placement, on the Closing Date, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company will agree to register for resale the Shares and the Warrant Shares held by the Purchasers (the “Registrable Securities”). Under the Registration Rights Agreement, the Company will agree to file a registration statement covering the resale of the Registrable Securities by no later than the 30th calendar day following the Closing Date (the “Filing Deadline”). The Company will use its best efforts to cause such registration statement to become effective as soon as practicable, but in any event no later than the 60th calendar day following the Closing Date (or, in the event of a “full review” by the U.S. Securities and Exchange Commission (the “SEC”), the 90th calendar day following the Closing Date) (the “Effectiveness Date”). The Company will agree to use its best efforts to keep such registration statement continuously effective until the date that all Registrable Securities covered by such registration statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. The Company will agree to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

In the event the Company does not meet certain obligations set forth in the Registration Rights Agreement, the Company will be subject to liquidated damages. If the Company fails to pay any liquidated damages in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

The Registration Rights Agreement provides for customary indemnification rights in connection with the registration statement by the Company and the Purchasers.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Voting Commitment Agreement

In connection with the Private Placement, the Company intends to enter into a Voting Commitment Agreement with the Purchasers on the Closing Date (the “Voting Commitment Agreement”). Pursuant to the Voting Commitment Agreement, the Company will be obligated to use its reasonable best efforts to obtain stockholder approval of the exercise of the Pre-Funded Warrants and the warrants issued in the Company’s underwritten public offerings on September 15, 2022 and August 11, 2023 (the “Existing Warrants,” and together with the Pre-Funded Warrants, the “Warrants”) in accordance with the rules of the Nasdaq Stock Market which otherwise would be subject to the Beneficial Ownership Limitation (the “Stockholder Approval”) at the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”), provided that the Company may elect to call a special meeting of its stockholders (the “Special Meeting”) before the Annual Meeting to obtain the Stockholder Approval. If the Stockholder Approval is not obtained at the Annual Meeting (or at a Special Meeting called prior to the Annual Meeting, at the election of the Company), the Company will be obligated to use its reasonable best efforts to obtain the Stockholder Approval at its 2025 annual meeting of stockholders (the “2025 Annual Meeting”). If the Stockholder Approval is not obtained before or at the 2025 Annual Meeting, then the Company would no longer be obligated to seek to obtain the Stockholder Approval. The Purchasers will agree that the Company will not be liable for any penalty, damages, or other remedy if the Company fails, after using its reasonable best efforts in accordance with the Voting Commitment Agreement, to obtain the Stockholder Approval. Pursuant to the Voting Commitment Agreement, the Purchasers will agree to vote or cause to be voted any and all shares of the Company’s Common Stock over which it or its affiliates has or shares voting control on the record date for shares eligible to vote at any Company Special Meeting or Annual Meeting seeking the Stockholder Approval where such proposal is presented in favor of approving the proposal or proposals seeking the Stockholder Approval.

The foregoing description of the Voting Commitment Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Voting Commitment Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Board Designation Side Agreement

The Company also intends to enter into a Board Designation Side Letter (the “Board Designation Agreement”) with Suvretta Capital Management, LLC (“Suvretta”) on the Closing Date. Pursuant to the Board Designation Agreement, the Company will consider for appointment and appoint Kishen Mehta to the Company’s Board of Directors (the “Board”) upon consummation of the transactions contemplated by the Securities Purchase Agreement, and in such board class as determined by the Company prior to his appointment. Suvretta will be entitled to propose additional candidates for appointment to the Board to the extent the Board does not appoint Mr. Mehta for one or more of the reasons set forth in the Board Designation Agreement. Pursuant to the Board Designation Agreement, Suvretta will agree that (1) in connection with the closing of the Private Placement, (i) the Company and Suvretta will take such action as may be required to permit Suvretta to exercise its Warrants up to the 19.99% Beneficial Ownership Limitation, and (ii) Suvretta will vote all of its shares of Common Stock owned on the record date for such votes in favor of (1) all of the Company’s director nominees for election to the Board at the Company’s annual meetings of stockholders to be held during the term of the Board Designation Agreement, and (2) the proposal seeking the Stockholder Approval pursuant to the Voting Commitment Agreement at any annual or special meeting of the Company where such proposal is presented.

The foregoing description of the Board Designation Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Board Designation Agreement, a copy of which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Purchasers in the Securities Purchase Agreement, the offering and sale of the securities will be made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and Regulation D thereunder, and corresponding provisions of state securities or “blue sky” laws. The securities will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising. The Purchasers represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for their own accounts and not with a view to or for distributing or reselling such securities or any part thereof in violation of the Securities Act or any applicable state securities law.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01	Regulation FD Disclosure.

On April 18, 2024, the Company issued a press release announcing the Private Placement and the related matters. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company has tried to identify such forward-looking statements by use of such words as “expects,” “intends,” “hopes,” “anticipates,” “believes,” “could,” “may,” “evidences” and “estimates,” or the negative of these terms, and other similar expressions, but these words are not the exclusive means of identifying such statements. Such statements include, but are not limited to, any statements relating to the Private Placement, anticipated proceeds from the Private Placement and the use thereof, the Company’s plans to file a registration statement to register the resale of the shares of Common Stock (including those issuable upon exercise of the Pre-Funded Warrants), the Company’s pipeline of ddRNAi-based therapeutics, including the progress and outcomes of clinical trials and any other statements that are not historical facts. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to the Company’s inability, or the inability of the Purchasers, to satisfy the conditions to closing for the Private Placement and risks relating to the closing of the Private Placement. Other risks and uncertainties include, but are not limited to, risks and uncertainties relating to the difficulties or delays in the Company’s plans to develop and potentially commercialize its product candidates, the timing of completion of pre-clinical studies and clinical trials, the timing of the availability of data from our clinical trials, the timing and sufficiency of patient enrollment and dosing in clinical trials, the timing and outcome of expected regulatory filings and approvals, the clinical utility and potential attributes and benefits of ddRNAi and the Company’s product candidates, including the potential duration of treatment effects and the potential for a “one shot” cure, the development of novel AAV vectors, potential future out-licenses and collaborations, the plans of licensees of our technology, the Company’s intellectual property position and duration of its patent portfolio, expenses, ongoing losses, future revenue, capital needs and needs for additional financing, and our ability to access additional financing given market conditions and other factors, including our capital structure, our ability to continue as a going concern, the length of time over which we expect our cash and cash equivalents to be sufficient to execute on our business plan, unanticipated delays, further research and development and the results of clinical trials possibly being unsuccessful or insufficient to meet applicable regulatory standards or warrant continued development, the ability to enroll sufficient numbers of subjects in clinical trials, determinations made by the U.S. Food and Drug Administration and other governmental authorities, regulatory developments in the United States, the Company’s ability to protect and enforce its patents and other intellectual property rights, the Company’s dependence on its relationships with its collaboration partners and other third parties, the efficacy or safety of the Company’s products and the products of the Company’s collaboration partners, the acceptance of the Company’s products and the products of the Company’s collaboration partners in the marketplace, market competition, sales, marketing, manufacturing and distribution requirements, greater than expected expenses, expenses relating to litigation or strategic activities, the Company’s ability to satisfy its capital needs through increasing its revenue and obtaining additional financing, the impact of the COVID-19 pandemic, the disease caused by the SARS-CoV-2 virus, or any similar event, which may adversely impact the Company’s business and clinical trials, the impact of local, regional, and national and international economic conditions and events, and other risks detailed from time to time in filings that the Company makes with the SEC, including its most recent annual report on Form 10-K and its reports on Form 8-K. Such statements are based on management’s current expectations, but actual results may differ materially due to various factors, including those risks and uncertainties mentioned or referred to in this Current Report on Form 8-K. Accordingly, you should not rely on those forward-looking statements as a prediction of actual future results. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant

10.1*	Securities Purchase Agreement, dated April 17, 2024, by and among Benitec Biopharma Inc. and each purchaser identified on the signature pages thereto

10.2	Form of Registration Rights Agreement

10.3	Form of Voting Commitment Agreement

10.4	Form of Board Designation Agreement

99.1	Press Release, dated April 18, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BENITEC BIOPHARMA INC.

Date: April 18, 2024		/s/ Jerel A. Banks
	Name:	Jerel A. Banks
	Title:	Chief Executive Officer